                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to the Annual Report of Asta Funding, Inc. (the "Company") on Form 10-K/A for the period ending September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Mitchell Herman Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


           (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.



         /S/ Mitchell Herman
-----------------------------------
Mitchell Herman
Chief Financial Officer, Secretary and
Chief Accounting Officer





This Certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.